DBX ETF Trust

SCHEDULE OF INVESTMENTS

Xtrackers US Green Infrastructure Select Equity ETF

February 29, 2024 (Unaudited)

	Number of Shares	Value
COMMON STOCKS - 99.9%
Consumer Discretionary - 11.4%
EVgo, Inc.*(a)	32,473	$96,120
Lucid Group, Inc.*(a)	27,883	92,014
QuantumScape Corp.*(a)	11,407	71,522
Rivian Automotive, Inc., Class A*(a)	4,990	56,487
Tesla, Inc.*	407	82,165
Worthington Enterprises, Inc.	1,727	107,281

(Cost $632,799)		505,589

Energy - 3.8%
Gevo, Inc.*(a)	91,493	81,575
Green Plains, Inc.*	4,048	86,223

(Cost $230,659)		167,798

Industrials - 59.6%
A O Smith Corp.	1,176	97,490
Array Technologies, Inc.*	6,421	87,582
AZZ, Inc.	1,674	121,867
Bloom Energy Corp., Class A*(a)	7,029	61,644
Carrier Global Corp.	1,660	92,263
Casella Waste Systems, Inc., Class A*	1,137	102,444
ChargePoint Holdings, Inc.*(a)	49,003	101,436
Chart Industries, Inc.*	737	105,288
Clean Harbors, Inc.*	564	102,704
EnerSys	958	88,021
Enviri Corp.*	10,743	84,440
Fluence Energy, Inc.*	4,412	67,459
FuelCell Energy, Inc.*(a)	71,726	85,354
Graco, Inc.	1,137	103,763
IDEX Corp.	454	107,099
Ingersoll Rand, Inc.	1,241	113,341
Lennox International, Inc.	213	100,368
Microvast Holdings, Inc.*(a)	82,012	70,555
Montrose Environmental Group, Inc.*	3,254	134,651
Parker-Hannifin Corp.	207	110,838
Plug Power, Inc.*(a)	23,530	83,061
Republic Services, Inc.	576	105,754
Shoals Technologies Group, Inc., Class A*	6,818	87,475
Stem, Inc.*(a)	26,341	70,594
Sunrun, Inc.*	5,805	69,892
TPI Composites, Inc.*(a)	27,172	75,810
Waste Management, Inc.	528	108,583
Xylem, Inc.	844	107,230

(Cost $2,965,013)		2,647,006

Information Technology - 7.1%
Enphase Energy, Inc.*	809	102,751
First Solar, Inc.*	583	89,718
Itron, Inc.*	1,337	123,913

(Cost $336,548)		316,382

Materials - 7.0%
Ecolab, Inc.	480	107,923
Reliance, Inc.	342	109,857
Ryerson Holding Corp.	2,923	92,309

(Cost $279,604)		310,089

Utilities - 11.0%
Altus Power, Inc.*	15,636	106,481
Brookfield Renewable Corp., Class A	3,112	73,816
Clearway Energy, Inc., Class C	3,569	77,804
NextEra Energy Partners LP	3,208	88,124
Ormat Technologies, Inc.	1,325	86,324
Sunnova Energy International, Inc.*(a)	7,368	53,639

(Cost $607,831)		486,188

TOTAL COMMON STOCKS (Cost $5,052,454)		4,433,052

EXCHANGE-TRADED FUNDS - 0.0%
Vaneck Green Infrastructure ETF
(Cost $2,246)	100	2,297

SECURITIES LENDING COLLATERAL - 23.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.27% (b)(c)
(Cost $1,020,525)	1,020,525	1,020,525

TOTAL INVESTMENTS - 122.9% (Cost $6,075,225)		$5,455,874
Other assets and liabilities, net - (22.9%)		(1,016,806)

NET ASSETS - 100.0%		$4,439,068

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

A summary of the Fund’s transactions with affiliated investments during the period ended February 29, 2024 is as follows:

Value ($) at 7/13/2023 (Commencement of Operations)	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 2/29/2024	Value ($) at 2/29/2024

SECURITIES LENDING COLLATERAL — 23.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 5.27%(b)(c)
—	1,020,525 (d)	—	—	—	2,216	—	1,020,525	1,020,525

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at February 29, 2024 amounted to $965,143, which is 21.7% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended February 29, 2024.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of February 29, 2024 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$4,433,052	$—	$—	$4,433,052
Exchange-Traded Funds	2,297	—	—	2,297
Short-Term Investments(a)	1,020,525	—	—	1,020,525

TOTAL	$5,455,874	$—	$—	$5,455,874

(a)	See Schedule of Investments for additional detailed categorizations.

OBTAIN A FUND PROSPECTUS

To obtain a summary prospectus, or prospectus, download one from www.Xtrackers.com, talk to your financial representative or call (855) 329-3837. Investing involves risk, including the possible loss of principal. We advise you to carefully consider the product’s objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest. Xtrackers ETFs (“ETFs”) are managed by DBX Advisors LLC (the “Adviser”), and distributed by ALPS Distributors, Inc. (“ALPS”). The Adviser is a subsidiary of DWS Group GmbH & Co. KGaA, and is not affiliated with ALPS. Shares are not individually redeemable, and owners of Shares may acquire those Shares from the Fund, or tender such Shares for redemption to the Fund, in Creation Units only.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.

NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE

UPGR-PH3

R-089711-1 (5/24) DBX005195 (5/24)